UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2005

ETERNAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 West Littleton Blvd., Suite 300 Littleton, Colorado 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 385-1230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 9, 2005, Eternal Energy Corp., a Nevada corporation (the “Company”), entered into a definitive Employment Agreement with Bradley M. Colby, in connection with Mr. Colby’s appointment as the Company’s President, Chief Executive Officer, Treasurer, Chief Financial Officer and Secretary, which agreement has an effective date of Effective November 7, 2005. This Current Report on Form 8-K/A amends the Form 8-K/A the Company previously filed on December 9, 2005. The Employment Agreement provides that Mr. Colby is entitled to a signing bonus of $165,000, payable directly to him or on his behalf, and an annual salary of $60,000. In addition, Mr. Colby was granted an option to purchase 1,443,800 shares of the Company’s common stock at a per share exercise price of $1.00, which option will vest in an equal amount every six months over a period of three years. The Employment Agreement, which has a two-year term, also provides that all of the shares of the Company’s common stock held of record or beneficially by Mr. Colby are subject to a repurchase right in favor of the Company as follows. First, with respect to the 2,500,000 shares held of record by Mr. Colby, 25% of such shares will be released from the repurchase right at the beginning of every six-month period beginning on the effective date of the Employment Agreement such that all of such shares will be released from the repurchase right at the end the two-year anniversary of the effective date of the Employment Agreement. Second, with respect to the 750,000 shares held beneficially by Mr. Colby, 100% of such shares will be released from the repurchase right at the one-year anniversary of the effective date of the Employment Agreement. The Employment Agreement also imposes certain transfer restrictions on all of these shares, which are in addition to those imposed by applicable federal and state securities laws. In the event that Mr. Colby’s employment is terminated by the Company without cause or for good reason, then Mr. Colby will be entitled to a severance payment equal to one year of his salary, any unvested portion of his option will vest in full immediately and the repurchase right will terminate immediately with respect to all of the 3,250,000 shares held by Mr. Colby.

A copy of the Employment Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description of Exhibit
10.1	Employment Agreement by and between Eternal Energy Corp. and Bradley M. Colby.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2006	ETERNAL ENERGY CORP.

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President, Chief Executive Officer, Treasurer, Chief Financial Officer, and Secretary

Exhibit Index

Exhibit	Description of Exhibit
10.1	Employment Agreement by and between Eternal Energy Corp. and Bradley M. Colby.